劳　动　合　同

编号:

甲　方：四川阿波罗太阳能科技有限责任公司

经济类型：有限责任公司

法定代表人：侯仁义

甲方地址：　成都市双流县西南航空港工业开发区腾飞路 485 号

乙方（劳动者）姓名：侯仁义

性　　别：男

住　　址：成都金牛区成华西街 2 号 3 栋 3 单元 13 号

身份证号码：510125195604115411